Supplement Dated June 10, 2015
To The Prospectus Dated April 27, 2015

JNL Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund

On June 2-3, 2015, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved the proposed reorganization of the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund ("MC Dow Fund" or "Acquired Fund"), a series of the Trust, into the JNL/Mellon Capital S&P 400 MidCap Index Fund ("MC S&P 400 Fund" or "Acquiring Fund") (the "Reorganization"), a series of the JNL Series Trust.

The Reorganization is subject to approval by the shareholders of the MC Dow Fund at a shareholders' meeting expected to be held in August 2015, as well as the satisfactory completion of due diligence on the MC S&P 400 Fund.  If approved, it is expected that the Reorganization will take place on or around September 21, 2015 (the "Closing Date").  No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the MC Dow Fund's assets and liabilities would be transferred to the MC S&P 400 Fund in return for shares of the MC S&P 400 Fund having an aggregate net asset value equal to the MC Dow Fund's net assets as of the Closing Date.  These MC S&P 400 Fund shares would be distributed pro rata to shareholders of the MC Dow Fund in exchange for their MC Dow Fund shares.  MC Dow Fund shareholders on the Closing Date would thus become shareholders of the MC S&P 400 Fund and receive shares of the MC S&P 400 Fund with a total net asset value equal to that of their shares of the MC S&P 400 Fund on the Closing Date.  Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  In the event the Reorganization qualifies as a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.  In the event the Reorganization does not qualify as a tax-free reorganization, the Acquired Fund will recognize gain or loss on the transfer of its portfolio assets to Acquiring Fund, and the Acquired Fund shareholders will recognize gain or loss on the exchange of their shares for Acquiring Fund shares.

The investment objectives and principal investment strategies of the MC Dow Fund and the MC S&P 400 Fund are comparable and the risk profiles for both Funds overlap.  The MC Dow Fund and the MC S&P 400 Fund have different investment advisers.  A full description of the S&P 400 Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the MC Dow Fund on or about July 13, 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of MC S&P 400 Fund, nor is it a solicitation of any proxy.  For more information regarding MC S&P 400 Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated June 10, 2015.

Supplement Dated June 10, 2015
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser and Name Change for JNL/Eagle SmallCap Equity Fund

On June 2-3, 2015, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved a change of sub-adviser for JNL/Eagle SmallCap Equity Fund.  Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/Eagle SmallCap Equity Fund. The Fund will be co-sub-advised by Granahan Investment Management, Inc., LMCG Investments, LLC, and RS Investment Management Co. LLC.  The name of the Fund will change to JNL Multi-Manager Small Cap Growth Fund.  The change in sub-adviser is not subject to shareholder approval and is expected to take place on or around September 21, 2015.

Sub-Adviser and Name Change for JNL/Franklin Templeton Small Cap Value Fund

On June 2-3, 2015, the Board of the Trust approved a change of sub-adviser for JNL/Franklin Templeton Small Cap Value Fund.  Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/Franklin Templeton Small Cap Value Fund. The Fund will be co-sub-advised by Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and Cortina Asset Management, LLC.  The name of the Fund will change to JNL Multi-Manager Small Cap Value Fund.  The change in sub-adviser is not subject to shareholder approval and is expected to take place on or around September 21, 2015.

Sub-Adviser and Name Change for JNL/JPMorgan International Value Fund

On June 2-3, 2015, the Board of the Trust approved a change of sub-adviser for JNL/JPMorgan International Value Fund.  Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/JPMorgan International Value Fund. The Fund will be sub-advised by Causeway Capital Management LLC.  The name of the Fund will change to JNL/Causeway International Value Select Fund. The change in sub-adviser is not subject to shareholder approval and is expected to take place on or around September 21, 2015.

This Supplement is dated June 10, 2015.